Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Prosper Marketplace, Inc. (“PMI”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of PMI certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PMI.

Date: March 18, 2013	/s/ Stephan Vermut
Stephan Vermut
Chief Executive Officer of Prosper Marketplace, Inc.
(principal executive officer)

/s/ Daniel P. Sanford
Daniel P. Sanford
SVP, Finance of Prosper Marketplace, Inc.
(principal financial and accounting officer)